UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 14, 2007

BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	0001260793	56-2356626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Boston Capital Corporation
One Boston Place, Suite 2100
Boston, MA 02108-4406

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (617) 624-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

                On December 14, 2007, Boston Capital Real Estate Investment Trust, Inc. (the “Company”) announced in a letter to shareholders that the Company’s board of directors (the “Board”) authorized the Company to terminate its Amended and Restated Distribution Reinvestment Plan (the “Reinvestment Plan”) and its Amended and Restated Share Repurchase Plan (the “Share Redemption Plan”) subject to and at or just prior to the effective time of the proposed merger of the Company with and into BC Acquisition Sub, LLC, an affiliate of BPG Properties, Ltd.  Information regarding the proposed merger was disclosed in a definitive proxy statement dated November 29, 2007 (the “Definitive Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on November 29, 2007 and mailed to shareholders on November 30, 2007.  Completion of the proposed merger is subject to (i) shareholder approval at a special meeting of stockholders to be held on January 14, 2008 and (ii) other closing conditions described in the Definitive Proxy Statement and set forth in the merger agreement attached thereto as Appendix A.

The Company previously announced the suspension of the Reinvestment Plan and the Share Redemption Plan in a letter to shareholders dated April 30, 2007, which was also filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K with the SEC on April 30, 2007.  Shareholders will continue to receive any distributions authorized by the Board in cash. Shareholders who wish to direct their distributions to a different account should contact Boston Capital REIT Investor Services at (800) 955-2733.

                Attached hereto as Exhibit 99.1 is a copy of a letter dated December 14, 2007, from the Company to its shareholders concerning the termination of the Reinvestment Plan and the Share Redemption Plan.

Item 9.01.       Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit

99.1	Letter dated December 14, 2007, from the Company to its shareholders concerning the termination of the Reinvestment Plan and the Share Redemption Plan.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2007	BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

	By:	/s/ Marc N. Teal

	Name:	Marc N. Teal
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Letter dated December 14, 2007, from the Company to its shareholders concerning the termination of the Reinvestment Plan and the Share Redemption Plan.